UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-1209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson A. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2007 – June 30, 2007

Item 1. Report to Stockholders.

BRIDGES
INVESTMENT FUND, INC.

# Semi-Annual

# Shareholder Report

# 2007

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

Contents of Report

Pages 1 - 2	Shareholder Letter

Exhibit 1	Portfolio Transactions During the Period From January 1, 2007
Pages 3 - 4	through June 30, 2007

Exhibit 2	Selected Historical Financial Information
Pages 5 - 6

Page 7	Expense Example

Page 8	Allocation of Portfolio Holdings

Pages 9 - 20	Financial Statements

Pages 21 - 24	Additional Disclosures

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with lower price-to-book ratios and lower forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Salomon Brothers Corporate 7-10 Year Index is an unmanaged composite of investment grade corporate bonds with maturities of between seven and ten years.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. A basis point is a unit that is equal to 0.01% and is used to denote the change in a financial instrument.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC, Distributor (7/07)

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

July 11, 2007

Dear Shareholder,

Bridges Investment Fund had a total return of 4.56% during the second quarter of 2007, based on a March 31, 2007, net asset value of $35.22 per share and a June 29, 2007, net asset value of $36.76 per share. By comparison, the S&P 500 had a total return of 6.27% and the Russell 1000 Growth Index had a total return of 6.86%. For the first six months of 2007, the Fund had a total return of 4.16% versus 6.96% for the S&P 500 and 8.13% for the Russell 1000 Growth. For the twelve month period ended June 30, 2007, the Fund had a total return of 9.93% versus 20.59% for the S&P 500 and 19.04% for the Russell 1000 Growth Index. For the three year period ended June 30, 2007, the Fund had an average annual total return of 6.21% versus 11.68% for the S&P 500 and 8.70% for the Russell 1000 Growth Index. For the five year period ended June 30, 2007, the Fund had an average annual total return of 8.50% versus 10.71% for the S&P 500 and 9.28% for the Russell 1000 Growth Index. For the ten year period ended June 30, 2007, the Fund had an average annual total return of 4.92% versus 7.13% for the S&P 500 and 4.39% for the Russell 1000 Growth Index. The Fund’s expense ratio is 0.84%.

Performance data stated above in the cover letter of this report represents past performance. Past performance does not guarantee future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

The second quarter of 2007 got off to a good start as investors were encouraged by better than expected first quarter corporate earnings. Consensus estimates at the start of the year were for 3% year over year aggregate first quarter earnings growth for the S&P 500; actual earnings growth for the S&P 500 was 8% on an equal weighted basis and 13% on a market-cap weighted basis; this stronger than expected earnings growth drove the market higher during the first two months of the quarter. The S&P 500 set a new recovery closing high on June 1 at 1540, up from 1421 on March 30, before retreating during June due to a sharp increase in interest rates (the yield on the 10 year Treasury Note moved from 4.63% on May 7 to 5.22% on June 14) and increasing concerns regarding inflation, the threat of higher rates, and continued problems in the housing market and the sub-prime mortgage sector.

The best performing stocks in the Fund during the second quarter included Anadarko Petroleum (+21%), Apple (+30%), Autodesk (+27%), Chesapeake Energy (+14%), Chevron (+14%), Express Scripts (+23%), Garmin (+33%), and Smith International (+17%). The energy sector was a strong positive contributor to the Fund’s performance during the quarter.

The companies having the largest negative impact on the Fund’s performance during the second quarter included: Best Buy (-4%), eBay (-4%), D. R. Horton (-6%), Omnicare (-12%), and Western Union (-5%).

The second quarter saw the most changes in the portfolio in some time. We eliminated or reduced a number of positions that were either subject to pending takeovers (First Data and Harrah’s), had reached fairly full valuation (Zimmer and Comcast), or had been relative underperformers over the past year and were sold to raise capital for purchases of companies which we believe have better growth and valuation characteristics going forward (Nabors, SLM, Wal-Mart, Kraft, and Omnicare).

Purchases of new positions in the Fund during the quarter included Adobe Systems, Allegheny Technologies, Apple, Franklin Resources, Garmin, Gilead Sciences, Roper Industries, and Smith International. In general, the purchases had superior growth rates and/or better growth/valuation metrics versus the stocks we eliminated from the portfolio.

Overall, we believe the changes we made in the portfolio during the second quarter will improve the portfolio’s long term earnings growth rate, while slightly increasing its sensitivity to the strength of the economy, given additions in technology (Adobe, Apple and Garmin) and industrials and energy (Allegheny Technologies, Roper Industries, and Smith International). On average, these companies are expected to show 30% earnings growth in 2007 over 2006, and 17% annual earnings growth over the next 3 to 5 years.

We believe the Fund’s portfolio remains attractively valued in the aggregate. At the end of June, the portfolio traded at 19.0x estimated 2007 earnings with a consensus long term earnings growth rate of 15%. By comparison, the S&P 500 traded at 16.3x estimated earnings of $93 per share with a long term growth rate estimate of 7-8%.

Shareholder Letter

–2–	July 11, 2007

We continue to believe equities are undervalued generally, and we believe the Fund’s holdings are attractively valued relative to their growth prospects over the next several years. As the second half of 2007 unfolds, we expect a volatile and challenging market environment. Key risks facing the market include the potential for slowing earnings growth as the current global economic expansion matures, higher interest rates and inflation stemming from persistently higher commodity prices, and ongoing geopolitical risks. Our sense is that volatility in the short run could be much higher than in recent years given the rise in the use of leverage by many investors, the proliferation of hedge funds, and an increase in the appetite for risk on the part of many market participants. We will continue to look for opportunities to own companies with strong, enduring business franchises, good long term growth potential, and attractive valuation characteristics, and will seek to use periodic market downdrafts to add to our positions in companies that we believe are best-positioned to generate solid long term returns for their shareholders.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENTFUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2007 THROUGH JUNE 30, 2007

	Bought or		Held After
Securities	Received		Transactions
Common Stock Unless	$1,000 Par		$1,000 Par
Described Otherwise	Value (M)		Value (M)
	or Shares		or Shares

Adobe Systems, Inc.	12,000		12,000
Alcon, Inc.	5,000		5,000
Allegheny Technologies, Inc.	10,000		10,000
[1]Allergan, Inc.	10,000		20,000
Apache Corp.	5,000		20,000
Apple, Inc.	10,000		10,000
Autodesk, Inc.	25,000		25,000
Best Buy, Inc.	5,000		60,000
Boeing Co.	11,000		11,000
Caterpillar, Inc.	15,000		15,000
Chicago Mercantile Exchange Holdings, Inc.	660		1,500
[2]Comcast Corp.	10,000		30,000
eBay, Inc.	5,000		35,000
[3]Express Scripts, Inc.	14,000		24,000
Formfactor, Inc.	7,000		7,000
Franklin Resources, Inc.	6,000		6,000
Garmin Corp.	12,000		12,000
[4]Gilead Sciences, Inc.	20,000		20,000
Goldman Sachs Group, Inc.	3,000		18,000
Horton (D.R.), Inc.	20,000		70,000
Johnson Controls, Inc.	10,000		10,000
[5]Kraft Foods, Inc. A	31,141		31,141
Lowe’s Cos., Inc.	5,000		50,000
Roper Industries, Inc.	12,000		12,000
SLM Corp.	10,000		25,000
Smith International, Inc.	18,000		18,000
Starbucks Corp.	15,000		15,000
T Rowe Price Group, Inc.	17,000		17,000
Union Pacific Corp.	10,000		10,000
Various Issues of Commercial Paper Notes
Purchased during the Six months Ended June 30, 2007	5,000	M	500	M

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2007 THROUGH JUNE 30, 2007

	Sold or		Held After
Securities	Exchanged		Transactions
Common Stock Unless	$1,000 Par		$1,000 Par
Described Otherwise	Value (M)		Value (M)
	or Shares		or Shares

Altria Group, Inc.	5,000		40,000
Amgen, Inc.	5,000		20,000
Calenergy Co., Inc. Notes 7.630% due 10/15/2007	200M		—
Carnival Corp. CLA	20,000		—
Chevron Corp.	5,000		25,000
Comcast Corp. CLA	30,000		—
[6]Equity Office Properties Trust 7.750% Series G Pfd	10,000		—
First Data Corp.	40,000		—
Goldman Sachs Group, Inc.	3,000		15,000
Harrahs Entertainment, Inc.	20,000		—
Home Depot, Inc.	15,000		35,000
Horton (D.R.), Inc.	15,000		70,000
Illinois Tool Works, Inc.	14,000		—
Johnson & Johnson, Inc.	10,000		20,000
Kraft Foods, Inc. CLA	31,141		—
Legg Mason, Inc.	7,000		—
McGraw-Hill Cos., Inc.	3,000		12,000
Medtronic, Inc.	15,000		25,000
Nabors Industries, Inc.	30,000		25,000
Nelnet, Inc.	30,000		—
Omnicare, Inc.	35,000		—
SLM Corp.	25,000		—
Starbucks Corp.	15,000		—
Vulcan Materials Co.	6,004		8,996
WalMart Stores, Inc.	25,000		—
Zimmer Holdings, Inc.	3,000		25,000
Various Issues of Commercial Paper Notes
Sold during the Six months Ended June 30, 2007	5,200	M	—

[1]Received 10,000 shares in 2 for 1 stock split on 06/25/2007
[2]Received 10,000 shares in 3 for 2 stock split on 02/22/2007
[3]Received 12,000 shares in 2 for 1 stock split on 06/25/2007
[4]Received 10,000 shares in 2 for 1 stock split on 06/25/2007
[5]Received 31,141 shares in a spin-off from Altria Group, Inc. on 04/02/2007
[6]Entire issue called on 03/13/2007

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
- - - - - - - - - - - - - - Year End Statistics - - - - - - - - - - - - - -

Valuation	Net	Shares	Net Asset	Dividend/		Capital
Date	Assets	Outstanding	Value/Share	Share		Gains/Share

07-01-63	$ 109,000	10,900	$ 10.00	$ –			$–
12-31-63	159,187	15,510	10.13	.	07		–
12-31-64	369,149	33,643	10.97	.	28		–
12-31-65	621,241	51,607	12.04	.	285		.028
12-31-66	651,282	59,365	10.97	.	295		–
12-31-67	850,119	64,427	13.20	.	295		–
12-31-68	1,103,734	74,502	14.81	.	315		–
12-31-69	1,085,186	84,807	12.80	.	36		–
12-31-70	1,054,162	90,941	11.59	.	37		–
12-31-71	1,236,601	93,285	13.26	.	37		–
12-31-72	1,272,570	93,673	13.59	.	35		.08
12-31-73	1,025,521	100,282	10.23	.	34		.07
12-31-74	757,545	106,909	7.09	.	35		–
12-31-75	1,056,439	111,619	9.46	.	35		–
12-31-76	1,402,661	124,264	11.29	.	38		–
12-31-77	1,505,147	145,252	10.36	.	428		.862
12-31-78	1,574,097	153,728	10.24	.	481		.049
12-31-79	1,872,059	165,806	11.29	.	474		.051
12-31-80	2,416,997	177,025	13.65	.	55		.0525
12-31-81	2,315,441	185,009	12.52	.	63		.0868
12-31-82	2,593,411	195,469	13.27	.	78		.19123
12-31-83	3,345,988	229,238	14.60	.	85		.25
12-31-84	3,727,899	278,241	13.40	.	80		.50
12-31-85	4,962,325	318,589	15.58	.	70		.68
12-31-86	6,701,786	407,265	16.46	.	688		.86227
12-31-87	7,876,275	525,238	15.00	.	656	1	.03960
12-31-88	8,592,807	610,504	14.07	.	85	1	.10967
12-31-89	10,895,182	682,321	15.97	.	67		.53769
12-31-90	11,283,448	744,734	15.15	.	67		.40297
12-31-91	14,374,679	831,027	17.30	.	66		.29292
12-31-92	17,006,789	971,502	17.51	.	635		.15944
12-31-93	17,990,556	1,010,692	17.80	.	6225		.17075
12-31-94	18,096,297	1,058,427	17.10	.	59		.17874
12-31-95	24,052,746	1,116,620	21.54	.	575		.19289
12-31-96	29,249,488	1,190,831	24.56	.	55		.25730
12-31-97	36,647,535	1,262,818	29.02	.	5075		.30571
12-31-98	48,433,113	1,413,731	34.26	.	44	2	.11648
12-31-99	69,735,684	1,508,154	46.24	.	30		.91088
12-31-00	71,411,520	1,850,301	38.59	.	40		.80880716
12-31-01	60,244,912	1,940,494	31.05	.	26		–
12-31-02	45,854,541	1,989,769	23.05	.	20		–
12-31-03	62,586,435	2,016,560	31.04	.	24		–
12-31-04	74,281,648	2,230,038	33.31	.	305		–
12-31-05	80,715,484	2,305,765	35.01	.	2798		–
12-31-06	82,754,479	2,336,366	35.42	.	2695		–

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICALFINANCIAL INFORMATION

- - - - - - - - - - - - - - Current Quarter Compared to Same Quarter in Prior Year - - - - - - - - - - - - - -

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share

06-30-06	$80,249,558	2,380,724	$ 33.71	$.065	$–
06-30-07	84,946,441	2,311,041	36.76	.065	–

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

JUNE 30, 2007 (Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2007 – June 30, 2007).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2007 –
	January 1, 2007	June 30, 2007	June 30, 2007

Actual	$1,000.00	$1,041.60	$4.00

Hypothetical (5% return before expenses)	1,000.00	1,020.88	3.96

* Expenses are equal to the Fund’s annualized expense ratio of 0.79%, mutiplied by the average account value over the period, muliplied by
181/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

JUNE 30, 2007 (Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$79,969,922
Preferred Stock	251,900
Corporate Bonds	3,404,849
U.S. Treasury Obligations	353,789
Short Term Investments	1,039,121
Total	$85,019,581

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2007 (Unaudited)
	Number
Title of Security	of Shares	Cost	Value

COMMON STOCKS – 94.14%

Aerospace & Defense – 1.25%
Boeing Co.	11,000	$1,018,518	$1,057,760

Air Freight & Logistics – 4.21%
Expeditors International Washington, Inc.	14,000	$261,879	$578,200
FedEx Corp.	27,000	2,487,995	2,996,190
		$2,749,874	$3,574,390
Auto Components – 1.36%
Johnson Controls, Inc.	10,000	$955,695	$1,157,700

Beverages – 1.91%
PepsiCo, Inc.	25,000	$698,139	$1,621,250

Biotechnology – 2.21%
Amgen, Inc.(a)	20,000	$1,120,428	$1,105,800
Gilead Sciences, Inc.(a)	20,000	794,062	775,400
		$1,914,490	$1,881,200
Capital Markets – 7.01%
Franklin Resources, Inc.	6,000	$771,539	$794,820
The Goldman Sachs Group, Inc.	15,000	2,078,682	3,251,250
State Street Corp.	15,000	62,367	1,026,000
T. Rowe Price Group, Inc.	17,000	824,908	882,130
		$3,737,496	$5,954,200
Commercial Banks – 2.07%
Wells Fargo & Co.	50,000	$1,122,293	$1,758,500

Communications Equipment – 4.45%
Cisco Systems, Inc.(a)	50,000	$546,887	$1,392,500
QUALCOMM, Inc.	55,000	2,164,304	2,386,450
		$2,711,191	$3,778,950
Computers & Peripherals – 1.44%
Apple Computer, Inc.(a)	10,000	$1,034,885	$1,220,400

Construction Materials – 1.21%
Vulcan Materials Co.	8,996	$729,620	$1,030,402

Consumer Finance – 4.94%
Capital One Financial Corp.	53,500	$1,935,422	$4,196,540

Depository Institutions – 1.38%
First National of Nebraska, Inc.	225	$387,969	$1,170,000

Diversified Financial Services – 2.15%
Chicago Mercantile Exchange Holdings, Inc.	1,500	$824,608	$801,540
Citigroup, Inc.	20,000	940,437	1,025,800
		$1,765,045	$1,827,340

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2007 (Unaudited)
	Number
Title of Security	of Shares	Cost	Value

COMMON STOCKS (Continued)

Electrical Equipment – 0.81%
Roper Industries, Inc.	12,000	$671,908	$685,200

Energy Equipment & Services – 2.22%
Nabors Industries Ltd.(a)	25,000	$788,322	$834,500
Smith International, Inc.	18,000	907,371	1,055,520
		$1,695,693	$1,890,020
Health Care Equipment & Supplies – 5.14%
Medtronic, Inc.	25,000	$1,241,886	$1,296,500
Stryker Corp.	15,000	620,307	946,350
Zimmer Holdings, Inc.(a)	25,000	1,640,486	2,122,250
		$3,502,679	$4,365,100
Health Care Providers & Services – 3.01%
Express Scripts, Inc.(a)	24,000	$725,766	$1,200,240
Wellpoint, Inc.(a)	17,000	1,188,129	1,357,110
		$1,913,895	$2,557,350
Household Durables – 1.64%
D.R. Horton, Inc.	70,000	$1,113,342	$1,395,100

Insurance – 3.30%
American International Group, Inc.	22,000	$1,304,817	$1,540,660
Berkshire Hathaway, Inc.(a)	350	492,609	1,261,750
		$1,797,426	$2,802,410
Internet & Catalog Retail – 1.33%
eBay, Inc.(a)	35,000	$740,676	$1,126,300

IT Services – 2.32%
Fiserv, Inc.(a)	20,000	$664,527	$1,136,000
Western Union Co.	40,000	677,953	833,200
		$1,342,480	$1,969,200
Machinery – 1.38%
Caterpillar, Inc.	15,000	$1,189,814	$1,174,500

Media – 0.96%
The McGraw-Hill Companies, Inc.	12,000	$521,174	$816,960

Metals & Mining – 1.93%
Allegheny Technologies, Inc.	10,000	$1,118,444	$1,048,800
Nucor Corp.	10,000	600,468	586,500
		$1,718,912	$1,635,300
Multiline Retail – 1.87%
Target Corp.	25,000	$587,011	$1,590,000

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2007 (Unaudited)
	Number
Title of Security	of Shares	Cost	Value

COMMON STOCKS (Continued)

Oil & Gas – 8.68%
Anadarko Petroleum Corp.	40,000	$1,349,605	$2,079,600
Apache Corp.	20,000	1,394,516	1,631,800
Chesapeake Energy Corp.	45,000	1,405,714	1,557,000
ChevronTexaco Corp.	25,000	804,047	2,106,000
		$4,953,882	$7,374,400
Oil, Gas & Consumable Fuels – 1.27%
BP, PLC - ADR	15,000	$368,832	$1,082,100

Pharmaceuticals – 4.82%
Alcon, Inc.	5,000	$690,022	$674,550
Allergan, Inc.	20,000	782,197	1,152,800
Johnson & Johnson	20,000	1,142,693	1,232,400
Teva Pharmaceutical Industries, Ltd. - ADR	25,000	667,699	1,031,250
		$3,282,611	$4,091,000
Road & Rail – 1.36%
Union Pacific Corp.	10,000	$1,072,652	$1,151,500

Search, Detection, Navigation, Guidance, Aeronautical, And Nautical – 1.04%
Garmin Ltd.	12,000	$674,345	$887,640

Semiconductor & Semiconductor Equipment – 0.32%
Formfactor, Inc.(a)	7,000	$294,242	$268,100

Software – 3.84%
Adobe Systems, Inc.(a)	12,000	$515,373	$481,800
Autodesk, Inc.(a)	25,000	1,058,249	1,177,000
Fair Isaac Corp.	18,000	234,627	722,160
Microsoft Corp.	30,000	266,000	884,100
		$2,074,249	$3,265,060
Specialty Retail – 8.01%
Best Buy Co, Inc.	60,000	$1,650,230	$2,800,200
Home Depot, Inc.	35,000	830,906	1,377,250
Lowe’s Cos, Inc.	50,000	1,428,541	1,534,500
O’Reilly Automotive, Inc.(a)	30,000	739,254	1,096,500
		$4,648,931	$6,808,450
Tobacco – 3.30%
Altria Group, Inc.	40,000	$1,318,869	$2,805,600

TOTAL COMMON STOCKS (Cost $56,244,260)		$56,244,260	$79,969,922

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2007 (Unaudited)
	Number
Title of Security	of Shares	Cost	Value

PREFERRED STOCKS – 0.30%

Real Estate Investment Trusts (REITs) – 0.30%
Harris Preferred Capital Corp.	10,000	$250,000	$251,900

TOTAL PREFERRED STOCKS (Cost $250,000)		$250,000	$251,900

	Principal
	Amount
CORPORATE BONDS – 4.01%

Diversified Financial Services – 0.32%
MBNA Corporation Senior Note 7.500%, 03/15/2012	$250,000	$260,139	$269,282

Consumer Finance – 0.41%
Ford Motor Credit Co. 7.875%, 06/15/2010	350,000	$343,571	$349,933

Depository Institutions – 0.30%
First National Bank Of Omaha 7.320%, 12/01/2010	250,000	$256,467	$255,083

Diversified Telecommunication Services – 0.63%
Level 3 Communications, Inc. 11.500%, 03/01/2010	500,000	$461,312	$534,450

Electric Utilities – 0.33%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$273,127	$277,464

Food Products – 0.30%
Kraft Foods, Inc. 6.250%, 06/01/2012	250,000	$258,536	$254,088

Health Care Providers & Services – 0.30%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$255,122	$258,845

Hotels Restaurants & Leisure – 0.31%
Marriott International, Inc. 7.875%, 09/15/2009	250,000	$250,023	$261,507

Multiline Retail – 0.49%
Dillard Department Stores, Inc. 7.850%, 10/01/2012	150,000	$150,583	$154,716
JCPenney Co., Inc. 7.400%, 04/01/2037	250,000	263,311	263,048
		$413,894	$417,764
Semiconductor & Semiconductor Equipment – 0.31%
Applied Materials, Inc. 7.125%, 10/15/2017	250,000	$255,012	$267,256

Tobacco – 0.31%
Reynolds American, Inc. 7.250%, 06/01/2012	250,000	$256,510	$259,177

TOTAL CORPORATE BONDS (Cost $3,283,713)		$3,283,713	$3,404,849

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2007 (Unaudited)
	Principal
Title of Security	Amount	Cost	Value

U.S. TREASURY OBLIGATIONS – 0.42%

United States Treasury Note/Bond – 0.42%
7.500%, 11/15/2016	$300,000	$305,349	$353,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $305,349)		$305,349	$353,789

SHORT TERM INVESTMENTS – 1.22%

Commercial Paper – 0.59%
American Express 5.26%, 07/06/2007	500,000	$499,645	$499,645

Mutual Funds – 0.63%
SEI Daily Income Trust Treasury Fund 4.720%	539,476	$539,476	$539,476

TOTAL SHORT TERM INVESTMENTS (Cost $1,039,121)		$1,039,121	$1,039,121

TOTAL INVESTMENTS (Cost $61,122,443) – 100.09%		$61,122,443	$85,019,581
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.09)%			(73,140)
TOTAL NET ASSETS – 100.00%			$84,946,441

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FOR THE SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)

ASSETS:
Investments in securities, at fair value (cost: $61,122,443)	$85,019,581
Receivables
Dividends and interest	120,542
Fund shares issued	250
Other assets	2,784

TOTALASSETS	$85,143,157

LIABILITIES:
Payables
Advisory fees	$104,553
Distribution to shareholders	21,047
Fund shares redeemed	2,500
Accrued expenses	68,616

TOTAL LIABILITIES	$196,716

TOTAL NET ASSETS	$84,946,441

NET ASSETS CONSIST OF:
Capital stock	$58,815,966
Accumulated undistributed net investment income	20,204
Accumulated undistributed net realized loss on investments	2,213,133
Unrealized appreciation on investments	23,897,138
TOTAL NET ASSETS	$84,946,441

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,311,041

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$36.76

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007
(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $2,198)	$462,781
Interest income	183,326

Total investment income	$646,107

EXPENSES:
Advisory fees	$208,972
Administration fees	20,815
Professional services	29,684
Dividend disbursing and transfer agent fees	20,634
Fund accounting fees	22,727
Taxes and licenses	724
Custody fees	6,878
Printing and supplies	8,688
Independent directors expenses and fees	8,869
Other	1,267

Total expenses	$329,258
NET INVESTMENT INCOME	$316,849

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	$3,543,958

Net change in unrealized depreciation on investments	(448,263)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	$3,095,695

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,412,544

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Unaudited)

	2007	2006
OPERATIONS:
Net investment income	$316,849	$282,645
Net realized gain/(loss) on investments	3,543,958	107,660
Net change in unrealized depreciation on investments	(448,263)	(3,205,661)

Net increase/(decrease) in assets resulting from operations	$3,412,544	$(2,815,356)

Net Equalization debits/credits:	(1,577)	1,892

Distributions to shareholders:
From net investment income	(300,875)	(271,169)

Total distributions	$(300,875)	$(271,169)

Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions	(918,130)	2,618,707

Total increase/(decrease) in net assets	$2,191,962	$(465,926)

NET ASSETS:

Beginning of period	$82,754,479	$80,715,484

End of six months (includes $20,204 and $20,419 of
undistributed net investment income in 2007 and 2006)	$84,946,441	$80,249,558

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Six Months
	Ended	Years Ended December 31,
	June 30, 2007
	(Unaudited)	2006	2005	2004	2003	2002

Net Asset Value: Beginning of Period	$35.42	$35.01	$33.31	$31.04	$23.05	$31.05

Operations:
Net Investment Income[1]	0.14	0.27	0.28	0.31	0.24	0.20
Net Realized and Unrealized Gain/(Loss) on
Investment Securities	1.33	0.41	1.70	2.27	7.99	(8.00)
Total from Operations	$1.47	$0.68	$1.98	$2.58	$8.23	$(7.80)

Less Distributions:
From Net Investment Income	$(0.13)	$(0.27)	$(0.28)	$(0.31)	$(0.24)	$(0.20)
Total Distributions	$(0.13)	$(0.27)	$(0.28)	$(0.31)	$(0.24)	$(0.20)

Net Asset Value: End of Period	$36.76	$35.42	$35.01	$33.31	$31.04	$23.05

Total Return	4.16%[2]	1.96%	5.99%	8.36%	35.83%	(25.13)%

Ratio/Supplemental Data
Net Assets at end of Period (000s omitted)	$84,946	$82,754	$80,715	$74,282	$62,586	$45,855
Ratio of Expenses to Average Net Assets	0.79%[3]	0.84%	0.85%	0.85%	0.89%	0.85%
Ratio of Net Investment Income to Average Net Assets 0.76%[3]		0.78%	0.84%	0.98%	0.91%	0.79%
Portfolio Turnover Rate	21%	19%	24%	17%	26%	23%

[1] Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
[2] Not Annualized.
[3] Annualized.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investments–

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B. Federal Income Taxes–

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C. Distribution To Shareholders–

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D. Equalization–

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E. Use of Estimates–

The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. New Accounting Pronouncements–

In July 2006, the FASB released FASB Interpretation no. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the statement of operations. The Fund adopted FIN 48 on June 29, 2007. Management of the Fund has evaluated the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements and has determined that there is no material impact to the Fund’s net assets or results of operation.

In September 2006, the Financial Accounting Standards Board (the “FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FASB 157 and its impact in the financial statements has not yet been determined.

(2) INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2006 and the six months ended June 30, 2007.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4) SECURITY TRANSACTIONS

The cost of long-term investment purchases during the six months ended June 30, was:

	2007	2006

United States government obligations	$–	$–
Securities	17,318,985	8,520,612
	$17,318,985	$8,520,612

Net proceeds from sales of long-term investments during the six months ended June 30, were:
	2007	2006

United States government obligations	$–	$200,000
Other securities	17,999,677	11,009,414
Total Net Proceeds	$17,999,677	$11,209,414

(5) NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(6) CAPITAL STOCK
Shares of capital stock issued and redeemed during the six months ended June 30, were as follows:
	2007	2006

Shares sold	34,136	132,777
Shares issued to shareholders in reinvestment of net investment income	7,189	6,755
	41,325	139,532

Shares redeemed	(66,650)	(64,573)
Net increase	(25,325)	74,959

Value of capital stock issued and redeemed during the six months ended June 30, was as follows:
	2007	2006

Shares sold	$1,227,860	$4,622,816
Shares issued to shareholders in reinvestment of net investment income	258,593	232,543
	$1,486,453	$4,855,359

Shares redeemed	(2,404,583)	(2,236,652)
Net increase	$(918,130)	$2,618,707

(7) DISTRIBUTIONS TO SHAREHOLDERS

On March 30, 2007 and June 29, 2007, cash distributions were declared from net investment income accrued through March 30, 2007 and June 29, 2007, respectively. These distributions were calculated as $0.065 and $0.065 per share. The dividends were paid on March 30, 2007 and June 29, 2007, to shareholders of record on March 29, 2007 and June 28, 2007,

(8) FEDERAL INCOME TAX INFORMATION

Distributions during the years ended December 31, 2006 and 2005, totaled $633,323 and $638,017 and were characterized as ordinary income for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2006 the undistributed net investment income increased by $1,243, accumulated losses increased by $16,081, and paid-in-capital decreased by $17,324.

As of December 31, 2006, the components of the tax basis cost of investments and net unrealized appreciation were as follows:
Federal tax cost of investments	$58,441,992
Unrealized appreciation	$25,643,038
Unrealized depreciation	$(1,297,637)
Net unrealized appreciation	$24,345,401

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Net unrealized appreciation	$24,345,401
Undistributed ordinary income	$–
Accumulated capital losses	$(1,310,450)

The accumulated capital losses of $1,310,450 represent post-October loss deferrals of $47,415 and $1,263,035 of net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $587,377 in 2011, and $675,658 in 2012.

ADDITIONAL DISCLOSURES (Unaudited)

Shareholder Notification of Federal Tax Status

The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http:// www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-033O.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and/procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2007 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Disclosure Regarding Fund Trustees and Officers

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

N. Phillips	Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the
Dodge, Jr. Age: 70	area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate
Director	syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water
(1983 – present)	Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

John W. Estabrook	Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska
Age: 79	Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System
Director	until his retirement on August 31, 1992.
(1979 – present)

Jon D. Hoffmaster	From 1987 to 1998, Mr. Hoffmaster was employed by InfoUSA, where he served as President and Chief Operating Officer,
Age: 59	Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and
Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster has been determined to be an
Director	“audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related
(1993 – present)	thereto by the Fund’s Board of Directors. Mr. Hoffmaster serves as the Chairman of the Audit Committee. Since June 1, 2003,
Mr. Hoffmaster has been the President of W.F. Enterprises, LLC, a recreational vehicle company.

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

John J. Koraleski	Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of
Age: 56	the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the
Chairman	Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities
(2005 – present)	for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee.
Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation.
Director	Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller
(1995 – present)	of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and Real
Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Adam M. Koslosky	Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is
Age: 50	a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal
Corporation in October 1985. Mr. Koslosky has been a Director of Methodist Hospital Foundation since 1993.
Director
(2007 – present)

Gary L. Petersen	Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced
Age: 64	employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen
Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names
Director	Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund’s Administration and Nominating
(1987 – present)	Committee.

L.B. Thomas	Mr. Thomas retired in October, 1996, from ConAgra, Inc. headquartered in Omaha, Nebraska. He retired as Senior Vice
Age: 71	President, Risk Officer and Corporate Secretary. ConAgra had sales of approximately $25 billion world-wide and was the second largest processor of food products in the United States when Mr. Thomas retired. He was also a member of ConAgra’s
Director	Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named
(1992 – present)	Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the
Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier
Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the
Nebraska Methodist Health System Board of Directors.

John K. Wilson	Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company
Age: 52	headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983.
Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-
Director	Finance. Mr. Wilson currently serves on the Advisory Board - U.S. Bank National Association, Omaha, Nebraska and as a
(1999 – present)	director of MDU Resources Group, Inc. headquartered in Bismarck, North Dakota. Mr. Wilson has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated
October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Edson L. Bridges III	Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983.
Age: 49	Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr. Bridges was elected President of
President	Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business
(1997 – present)	on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges has been Executive
Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is
Chief Executive	an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges
Officer	has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund,
(2004 – present)	Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the
Audit Committee of the Stratus Fund.
Director
(1991 – present)

Robert W. Bridges,	Mr. Bridges is a Director and Equity Analyst at Sterling Capital Management LLC. Sterling Capital Management LLC,
CFA	located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced
Age: 41	his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current position in 2000. Mr. Bridges has been a Director of
Director	Bridges Investment Counsel, Inc. since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting,
(2007 – present)	research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr. Bridges earned his B.S.
in Business from Wake Forest University, and became a CFA charter holder in 2003.

* Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges.

Additional Officers of the Fund

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Edson L. Bridges II	Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as Chairman, Vice-
Age: 75	Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief
Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor
Chairman Emeritus	firm to Bridges Investment Counsel, Inc. and is presently the President, Director, and Chief Compliance Officer of Bridges
(2006 – present)	Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President
and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000,
Vice-Chairman	Director of Bridges Investment Management, Inc.
(2005 – 2006)

Chairman
(1997 – 2005)

Chief Executive
Officer
(1997 – 2004)

Director
(1963 – 2007)

Additional Officers of the Fund

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Nancy K. Dodge	Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment
Age: 46	Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for overseeing day to day
Chief Compliance	operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank,
Officer	transfer agent, and the auditor. Mrs. Dodge is a Senior Vice President of Bridges Investment Management, Inc., Vice President
(2006 – present)	and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company. Ms. Dodge was
appointed Chief Compliance Officer of the Fund, as of November 21, 2006.
Treasurer
(1986 – present)

Brian Kirkpatrick	Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment
Age: 36	Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment
Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary
Executive Vice	management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the
President	Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and Chief Compliance Officer and
(2006 – present)	a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Vice President
(2000 – 2006)

Mary Ann Mason	Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and is currently Senior Vice
Age: 55	President, Secretary, and Treasurer, and has been an employee of Bridges Investment Management, Inc. since 1994.
Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust
Secretary	Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges
(1987 – present)	Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris	Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment
Age: 40	Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of
Assistant	Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.
Treasurer
(1999 – present)

Trinh Wu	Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since
Age: 50	February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in
Controller	the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the
(2001 – present)	position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, on the Fund’s website at www.bridgesfund.com; upon request by sending an e-mail to fund@bridgesinv.com; or by calling 1-800-939-8401.

This page has been intentionally left blank.

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone	402-397-4700
Facsimile	402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Adam M. Koslosky
Gary L. Petersen
L. B. Thomas
John K. Wilson

Officers
John J. Koraleski		Chairman and Lead Independent Director
Edson L. Bridges II		Chairman Emeritus
Edson L. Bridges III		President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick		Executive Vice President
Mary Ann Mason		Secretary
Nancy K. Dodge		Treasurer and Chief Compliance Officer
Linda J. Morris		Assistant Treasurer
Trinh Wu		Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Corporate Counsel		Counsel to Independent Directors
Baird, Holm, LLP		Koley Jessen P.C.
Attorneys at Law		Attorneys at Law
1500 Woodmen Tower		One Pacific Place, Suite 800
Omaha, Nebraska 68102		1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel		Distributor
Ballard, Spahr, Andrews & Ingersoll, LLP		Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300		615 East Michigan Street
Denver, Colorado 80202		Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

Background Description of Fund Controls and Procedures:  In accordance with SEC Rule 30a-3(a) under the Investment Company Act of 1940 ("1940 Act"), the Fund maintains two separate categories of controls and procedures:  (1) disclosure controls and procedures and (2) internal controls over financial reporting.  This Item 11 of Form N-CSR is to disclose the conclusions of the Fund's certifying officers with respect to the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c)), designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is recorded, processed, summarized and reported in a timely fashion.

The Fund's investment manager has constituted a committee (the "N-CSR Committee"), comprised of internal staff members, including personnel who are responsible for maintaining or providing information for the Form N-CSR or Form N-Q.  The members of the N-CSR Committee are to report to the certifying officers any changes in internal controls for financial statement information or changes in the procedures and practices for information which is used in the Fund shareholder reports and Fund SEC filings.  The N-CSR Committee meets periodically to exchange information, evaluate and assess existing controls and procedures and formally update any reportable changes in Fund controls and procedures.

(a)  Conclusions of Certifying Officers:  The Fund's certifying officers, Chief Executive and Investment Officer and President Edson L. Bridges III, Treasurer and Chief Compliance Officer, Nancy K. Dodge, and Executive Vice President, Brian M. Kirkpatrick, based on their evaluation as of a date within 90 days of the filing date of this Form N-CSR, including an evaluation of those matters set forth in Item 11(b) below, have concluded that the Fund's disclosure controls and procedures are effective.  These conclusions were reached independently by each certifying officer after performing the evaluation required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)  Changes in the Fund's Internal Control over Financial Reporting:  Through September 30, 2004, there were no changes in the Fund's internal control that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Effective October 1, 2004, the Fund's investment manager, Bridges Investment Management, Inc. ("BIM") entered into certain administrative, accounting and related services which constitute changes to the Fund's financial reporting procedures.  Effective October 1, 2004, BIM entered into a Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Under the Fund Accounting Servicing Agreement, USBFS's duties include: (i) portfolio accounting services, (ii) expense accrual and payment services, (iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions.  Under the Fund’s Sub-Administration Servicing Agreement with BIM, USBFS's duties include blue sky preparation, filing and compliance and SEC document preparation, filing and compliance.

Pursuant to a Custody Agreement entered into with U.S. Bank National Association ("Custodian"), an affiliate of USBFS located in Cincinnati, Ohio, the Fund's securities portfolio and cash reserve assets were transferred to the Custodian, after the close of business on September 30, 2004.   Under the Custody Agreement, the Custodian's duties include: (i) holding securities of the Fund in a separate account in the name of the Fund, (ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations.

On October 1, 2004, the Fund engaged Quasar Distributors, LLC ("Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, an affiliate of USBFS, to serve as the Fund's distributor in connection with the offering of the Fund's shares on a no-load basis.  The Distributor will facilitate the cash settlements purchase and redemption transactions for the Fund through an electronic platform known as "Fund Serv."  The Distributor will review financial reports issued by the Fund and prepare appropriate disclosures and legends required by mutual fund industry guidelines, NASD standards and SEC regulations.

On October 8, 2004, USBFS became the dividend disbursing and transfer agent for the Fund under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, USBFS's duties include (i) issuance and redemption of Fund shares, including obtaining signature guarantees in accordance with requirements set forth in the Fund prospectus, (ii) making dividend and other distributions to the shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and other relating to its duties, (iv) maintaining shareholder accounts, (v) issuing Form 1099 information to Fund shareholders each year, and (vi) compliance with Anti-Money Laundering and USA Patriot Act regulatory requirements.  During the quarter ending December 31, 2004, the Fund's officers maintained the Fund's own review of accounting and transfer agent records to confirm the accuracy of such new arrangements.

Arrangements for these changes in responsibility were handled by transition teams established within BIM and specialists from USBFS.  As part of the evaluation process established by the Fund for its internal controls and procedures, the certifying officers reviewed the transition of such services to USBFS and affiliates, pursuant to the agreements described above.

As a result of entering into the various agreements described above, to a significant degree the Fund's operating controls and procedures have been delegated to USBFS and its affiliates which are providing the accounting, administrative, distributor, and dividend and transfer agent services described.  With respect to the services provided by USBFS and its affiliates, the Fund relies upon the controls and compliance procedures, policies, training and oversight established by USBFS and its affiliates' personnel.  In response to these changes, BIM requested and received a certificate from the USBFS chief compliance officer certifying as to the system of compliance controls of USBFS, and confirmation of no known compliance events related to federal securities laws impacting the Fund for the quarter ending December 31, 2006.

(a)
There have been changes in the accounting accrual methods used by the Fund for the accrual of certain Fund expenses as a result of the transition to USBFS for accounting services.  These changes relate primarily to the differences in the timing of the accrual of expenses, and such changes are not expected by Fund management to materially affect total Fund expenses.

(b)	The Fund began amortizing bond premiums and discounts during 2004 as a result of a recommendation of the fund’s independent registered public accounting firm and in accordance with USBFS policies.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*   /s/ Edson L. Bridges III
 Edson L. Bridges III, President, CEO, CIO

Date           8/16/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date      8/16/07

By (Signature and Title)*   s/ Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date        8/16/07

By (Signature and Title)* /s/ Nancy K. Dodge
Nancy K. Dodge, Treasurer and CCO

Date         8/16/07

* Print the name and title of each signing officer under his or her signature.